SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                               November 30, 2001


                      Greenwich Capital Acceptance, Inc.
            (Exact Name of Registrant as Specified in its Charter)


             Delaware              333-60904             06-1199884
---------------------------      ------------       ------------------
State or Other Jurisdiction      (Commission        (I.R.S. Employer
     Of Incorporation)           File Number)       Identification No.)



          600 Steamboat Road
        Greenwich, Connecticut                            06830
        ----------------------                          ---------
    (Address of Principal Executive                     (Zip Code)
               Offices)


      Registrant's telephone number, including area code: (203) 662-2700

                                   No Change
             -----------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

         Item 5.  Other Events
                  ------------

         The Registrant Greenwich Capital Acceptance, Inc. registered issuances on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, by filing a Registration Statement on Form S-3 (Registration File No. 333-60904) (the "Registration Statement"). On November 30, 2001, pursuant to the Registration Statement, the Registrant issued approximately $341,836,406 in aggregate principal amount of GE ReREMIC Mortgage Trust Certificates, Series 2001-1, Class A-1, Class A-2, Class A-3, Class A-4, Class T and Class A-R Certificates (the "Certificates"). This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the Prospectus dated November 27, 2001, as supplemented by the Prospectus Supplement dated November 27, 2001, to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

         The Certificates were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of November 26, 2001, between Greenwich Capital Acceptance, Inc., as depositor, and State Street Bank and Trust Company, as trustee. The Certificates represent ownership interests in assets of the trust that consist primarily of a previously issued mortgage pass-through certificate representing a senior ownership interest in a pool of mortgage loans.

         Item 7. Financial Statements; Pro Forma Financial Information and Exhibits

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         4.1 Trust Agreement, dated as of November 26, 2001, between Greenwich Capital Acceptance, Inc., as Depositor and State Street Bank and Trust Company, as Trustee.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Greenwich Capital Acceptance, Inc.



                                        By:   /s/ James Raezer
                                           -------------------------------
                                           Name:  James Raezer
                                           Title: Vice President



Dated:  December 7, 2001

                                 EXHIBIT INDEX
                                 -------------

Exhibit No.                 Description                           Page No.
-----------                 -----------                           --------

4.1                   Trust Agreement, dated as of November
                      26, 2001, between Greenwich Capital
                      Acceptance, Inc., as Depositor and
                      State Street Bank and Trust Company,
                      as Trustee.